UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 19, 2004


                        PetCARE Television Network, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                     333-105840             59-3459320
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission           (IRS Employer
    of incorporation)                  File No.)         Identification No.)


8406 Benjamin Road, Suite C, Tampa, Florida                     33634
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (813) 888-7330



                                       N/A
--------------------------------------------------------------------------------
                         (Former Name or former address,
                         if changed since last report.)

ITEM 5. OTHER EVENTS

            On April 19, 2004, Daniel V. Hugo and David B. Benedict resigned as directors of the Company, effective immediately.

            On April 19, 2004, Michael Marcovsky and Stanley S. Raphael were elected as directors, effective immediately.

             Michael Marcovsky -- From 1980 to the present, Mr. Marcovsky has served as President and owner of Marnel Associates, Ltd., a multi-tiered, Los Angeles-based communications firm where Mr. Marcovsky developed strategies for entry into new arenas of pay television, cable and pay-per-view for a list of clients that includes Citibank, CBS, ABC, Cox Cable, and Playboy Enterprises. From 1990 to 1994, Mr. Marcovsky served as Chairman and CEO of The Nostalgia Network, Inc. He is a pioneer in the cable and cellular communications industries and has extensive experience in the entertainment arena regarding Pay TV, Internet/E Commerce, and Pay-Per-View. Previously, he was Vice President of Program Operations with Warner Cable, Vice President of Pay-TV for Buena Vista Distribution (a division of Walt Disney Productions), President of Golden West Subscription Television and member of the Executive Committee of Golden West Broadcasters. As adjunct professor at St. John's and New York Universities, Mr. Marcovsky holds a Bachelor of Science from New York University, and an MBA from Fordham University.

            Stanley S. Raphael -- From January 1998 to the present, Mr. Raphael has served as Chief Executive Officer of Trade Consultants, Inc., a management consulting firm. He is also a member of Pet Edge, LLC, a Connecticut limited liability company, formed solely to fund our business plan. Mr. Raphael became a director of PetCARE TV pursuant to the terms of the Edge Pet notes. He currently serves as a director (and is the retired Chairman) of American Polymers, Inc., a polystyrene manufacturer and plastic distributor. He also serves as a director of Edge Petroleum Corp. For the last thirty years, Mr. Raphael was actively involved in the worldwide trading of various products and responsible for the activities of over thirty offices throughout the world.

Item 7. Financial Statements and Exhibits

         99.1     Letter of resignation from Daniel V. Hugo, dated April 19,
                  2004.

         99.2     Letter of resignation from David B. Benedict, dated April 19,
                  2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PETCARE TELEVISION NETWORK, INC.


                                        /s/ Philip M. Cohen
                                        --------------------------------------
                                        Philip M. Cohen, President and
                                        Chief Executive Officer

Date: April 19, 2004